EXHIBIT 1
                           STATEMENT OF JOINT FILING

      Pursuant to Reg. Section 240.13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, the foregoing Schedule 13D, Amendment No. 1 is filed on behalf of the JRB Interests Ltd., the Joseph R. Bixby Revocable Trust dated December 18, 1997, as amended, the Margie Morris Bixby Trust dated December 18, 1997, as amended, Joseph R. Bixby, Margie Morris Bixby, Nancy Hudson and Lee M. Vogel.


                                    JRB Interests Ltd.


November 4, 1999                    By:  /s/ Joseph R. Bixby
                                         _____________________________________
                                    Name:  Joseph R. Bixby
                                    Title: Managing Partner


                                    Joseph R. Bixby Revocable Trust dated
                                    December 18, 1997, as amended


November 4, 1999                    By:  /s/ Joseph R. Bixby
                                         _____________________________________
                                    Name:  Joseph R. Bixby
                                    Title: Trustee


                                    Margie Morris Bixby Revocable Trust dated
                                    December 18, 1997, as amended


November 4, 1999                    By:  /s/ Margie Morris Bixby
                                         _____________________________________
                                    Name:   Margie Morris Bixby
                                    Title:  Trustee


November 4, 1999                    /s/ Joseph R. Bixby
                                    __________________________________________
                                    Joseph R. Bixby


November 4, 1999                    /s/ Margie Morris Bixby
                                    __________________________________________
                                    Margie Morris Bixby


November 4, 1999                    /s/ Nancy Bixby Hudson
                                    __________________________________________
                                    Nancy Bixby Hudson


November 4, 1999                    /s/ Lee M. Vogel
                                    __________________________________________
                                    Lee M. Vogel